Exhibit 10(R)

EXECUTION VERSION

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT, dated as of November 2, 2004 (this “Amendment”), is entered into between CARPENTER TECHNOLOGY CORPORATION (the “Originator”), and CRS FUNDING CORP. (the “Company”).

RECITALS:

1. The parties hereto are parties to that certain Purchase and Sale Agreement dated as of December 20, 2001 (the “Purchase and Sale Agreement”);

2. Each party hereto desires to amend the Purchase and Sale Agreement as set forth herein;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Certain Defined Terms. Capitalized terms that are used but not defined herein have the meanings set forth in the Purchase and Sale Agreement.

2. Amendment. Section 1.1 (b) of the Purchase and Sale Agreement is hereby amended and restated in its entirety as follows:

(b) each Receivable generated by the Originator from and including the Cut-off Date to and including the Purchase and Sale Termination Date (other than (i) any Receivable later contributed pursuant to the second sentence of Section 3.1 and (ii) any Excluded Receivable);

3. Representations and Warranties. The Originator hereby makes, as of the date hereof, all of the representations and warranties set forth in Article V of the Purchase and Sale Agreement (as amended hereby) and the Originator also hereby represents and warrants to the Company and the Administrator as follows:

(a) Representations and Warranties. The representations and warranties made by it in the Transactions Documents are true and correct as of the date hereof.

(b) Enforceability. The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment and the Purchase and Sale Agreement (as amended hereby) are within its corporate powers and have been duly authorized by all necessary corporate action on its part. The Purchase and Sale Agreement (as amended hereby) is its valid and legally binding obligations, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event or event which, with the giving of notice or the lapse of time, or both, would constitute a Termination Event or Unmatured Termination Event exists or shall exist.

4. Effect of Amendment. All provisions of the Purchase and Sale Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Purchase and Sale Agreement (or in any other Transaction Document) to “this Agreement,” “hereof,” “herein” or words of similar effect referring to the Purchase and Sale Agreement shall be deemed to be references to the Purchase and Sale Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Purchase and Sale Agreement other than as set forth herein.

5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of the following, in form and substance reasonably satisfactory to the Administrator in its sole and absolute discretion:

(a) an original of this Amendment duly executed and delivered by each of the parties hereto; and

(b) such other information, documents and opinions as the Administrator shall request.

6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Purchase and Sale Agreement or any provision hereof or thereof.

[SIGNATURE PAGES FOLLOW]

2	PSA Amendment #1 (CRS Funding Corp.)

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CARPENTER TECHNOLOGY CORPORATION

By:	/s/ JAIME VASQUEZ
Name:	JAIME VASQUEZ
Title:	VP / TREASURER

CRS FUNDING CORP.

By:	/s/ JAIME VASQUEZ
Name:	JAIME VASQUEZ
Title:	VP / TREASURER

S-1	PSA Amendment #1 (CRS Funding Corp.)

CONSENTED TO AND AGREED:

PNC BANK, NATIONAL ASSOCIATION, as Administrator

By:	/s/ JOHN T. SMATHERS
Name:	John T. Smathers
Title:	Vice President

S-2	PSA Amendment #1 (CRS Funding Corp.)